UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2021

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on June 24, 2021, beginning at approximately 9:30 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the fourth quarter of fiscal 2021 (the fiscal quarter ended May 31, 2021) and for fiscal 2021 (the fiscal year ended May 31, 2021).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to adjusted quarterly earnings per share and adjusted operating income.  These represent non-GAAP financial measures and are used by management as measures of operating performance.  In general, these measures exclude impairment and restructuring charges, but may also exclude other items that management does not believe reflect the Registrant’s core operations.

The following provides a reconciliation from the most comparable GAAP financial measures to adjusted operating income and adjusted earnings per diluted share, respectively, for the periods presented.

	Three Months Ended May 31, 2021
	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest[1]	Earnings per Diluted Share
GAAP	$110,458	$145,991	$27,449	$113,555	$2.15
Restructuring and other expense, net	18,441	18,441	(7,413)	10,998	0.20
Incremental expenses related to Nikola gains	(2,676)	(2,676)	1,544	(1,132)	(0.02)
Non-GAAP	$126,223	$161,756	$33,318	$123,421	$2.33

	Three Months Ended May 31, 2020
	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest[1]	Earnings per Diluted Share
GAAP	$6,345	$16,925	$5,836	$16,175	$0.29
Impairment of long-lived assets	7,462	7,462	(1,865)	5,406	0.10
Restructuring and other expense, net	8,267	8,267	(2,134)	5,615	0.10
Non-GAAP	$22,074	$32,654	$9,835	$27,196	$0.49

Change	$104,149	$129,102	$23,483	$96,225	$1.84

[1] Excludes the impact of the noncontrolling interests in the Registrant's consolidated joint ventures.

The following provides a reconciliation from the most comparable GAAP financial measure to adjusted operating income for the Registrant’s Pressure Cylinders segment for the periods presented.  In addition, adjusted operating income as a percentage of net sales, or operating margin, is also shown for each of the periods presented.

	Three Months Ended
(In thousands)	May 31, 2021	May 31, 2020
Operating income	$12,970	$13,498
Impairment of long-lived assets	-	3,800
Restructuring and other expense, net	18,149	4,535
Adjusted operating income	$31,119	$21,833
Percent of net sales (also referred to as operating margin)	9.6%	7.7%

In the conference call, management referred to free cash flow for the fourth quarter of fiscal 2021 and for the full fiscal year (twelve months) ended May 31, 2021.  Free cash flow is a non-GAAP financial measure that reflects the cash generated from operations after investing in property, plant and equipment. Management believes this measure reflects the discretionary cash generated by the Registrant's business operations.  The following provides a reconciliation from the most comparable GAAP financial measures of net cash provided by operating activities to free cash flow for the three-month and twelve-month periods ended May 31, 2021.

(In thousands)	Three Months Ended May 31, 2021	Twelve Months Ended May 31, 2021
Net cash provided by operating activities	$40,307	$274,379
Investment in property, plant and equipment	(16,857)	(82,178)
Free cash flow	$23,450	$192,201

In the conference call, management referred to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the Registrant’s fourth quarter of fiscal 2021 and the Registrant’s trailing 12-month adjusted EBITDA (i.e., the Registrant’s adjusted EBITDA for fiscal 2021).  These represent non-GAAP financial measures and are used by management as a measure of operating performance.  EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense (benefit) and depreciation and amortization to or from, as appropriate, net earnings (loss) attributable to controlling interest.  Adjusted EBITDA is calculated by adding or subtracting, as appropriate, impairment of goodwill and long-lived assets, restructuring and other expense, net, incremental expenses related to Nikola gains and (gains) loss on investment in Nikola (each pre-tax) to/from EBITDA.  The reconciliation from the GAAP-based financial measure of net earnings (loss) attributable to controlling interest to the non-GAAP financial measure of adjusted EBITDA for the fourth quarter and the full fiscal year ended May 31, 2021, as mentioned in the conference call, is outlined below.

	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
(In thousands)	2021	2021	2021	2021	2020

Net earnings (loss) attributable to controlling interest	$113,555	$67,609	$(74,044)	$616,675	$16,175
Impairment of goodwill and long-lived assets (pre-tax) [1]	-	-	3,815	9,924	7,208
Restructuring and other expense, net (pre-tax) [1]	18,402	28,212	7,455	1,732	7,558
Incremental expenses related to Nikola gains (pre-tax)	(2,676)	(781)	4,570	49,511	-
(Gains) loss on investment in Nikola (pre-tax)	-	(2,740)	143,780	(796,141)	-
Interest expense	7,650	7,558	7,548	7,590	7,459
Income tax expense (benefit)	27,449	4,485	(19,445)	163,778	5,836
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$164,380	$104,343	$73,679	$53,069	$44,236
Depreciation and amortization	21,990	21,893	21,560	22,211	23,125
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$186,370	$126,236	$95,239	$75,280	$67,361

Trailing twelve months adjusted EBITDA [1]	$483,125

[1] Excludes the impact of the noncontrolling interests in the Registrant's consolidated joint ventures.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Fourth Quarter and Fiscal Year Ended May 31, 2021, held on June 24, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: June 29, 2021	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President, General Counsel & Secretary